                                                                 EXHIBIT 10.16


                                 Imperial Bank
                             695 Town Center Drive
                                   Suite 100
                             Costa Mesa, California
                                   92626-1924
                                 (714) 641-2200


                               December 19, 1996



Mr. Gregory A. Miner
Chief Financial Officer
ATL Products, Inc.
1515 South Manchester Avenue
Anaheim, California 92802-2907

Dear Mr. Miner:

It is with great pleasure that we extend to you the commitment of Imperial Bank ("Bank") to make available to your company the following credit accommodations:

BORROWER:                         ATL PRODUCTS, INC.

FACILITIES:                       $5,000,000 operating line of credit

PURPOSE:                          Support general working capital
                                  requirements

MATURITY:                         July 31, 1998

REPAYMENT SCHEDULE:               Interest only payments, due on the
                                  first day of each month, with
                                  principal due at maturity.

COLLATERAL:                       A first priority perfected security
                                  interest in all corporate assets now
                                  owned and hereafter acquired, but
                                  not limited to, accounts receivable,
                                  inventory, equipment and general
                                  intangibles, pursuant to a Loan
                                  Agreement and UCC-1 Financing
                                  Statement.

INTEREST:                         Imperial Bank's announced Prime
                                  Rate, as it may vary from time to
                                  time.

                                  Interest is calculated on a 360 day basis.

                                  LIBOR Option:  Borrower has the option
                                  to borrow at the stated interest
                                  rate above or Bank's defined LIBOR
                                  Rate plus 225 basis points, with
                                  30-day, 60-day, and 90-day
                                  options.  Amounts financed under
                                  the LIBOR Option are for fixed
                                  periods of time, with pre-payment
                                  penalties, and must be at or above
                                  $500,000, in $500,000 increments.

ATL Products, Inc.
December 19, 1996
Page 2




LOAN FEE:                         A one-quarter of one percent
                                  (0.25%) up-front loan fee will be
                                  payable upon acceptance.

                                  A one-quarter of one percent (0.25%)
                                  non-use fee will be applied
                                  quarterly, in arrears, to the
                                  average unused amount under the
                                  line of credit.

DEPOSITS:                         Borrower shall maintain all
                                  general operating deposit accounts and
                                  banking relationship at Bank.

EXPENSES:                         Borrower shall be responsible for
                                  all direct expenses including the
                                  costs of documentation and out of
                                  pocket costs.

FINANCIAL REPORTING:

Borrower to provide to Bank.

         o Quarterly, financial statements, and form 10-Q, within forty-five (45) days of each quarter-end, accompanied by a covenant compliance report;

         o       Annually, financial statements, and form 10-K, within ninety
                 (90) days of fiscal year end, to be audited by an accounting firm acceptable to the Bank, and accompanied by a covenant compliance report;

         o Budgets, operating plans, and any other financial information that Bank may reasonably request.

CREDIT TERMS AND CONDITIONS:

         The extension of credit offered by the Bank to Borrower, as set forth herein, will be subject to a "Loan Agreement" including, but not limited to, financial covenants, limitations on capital expenditures, limitations on distributions and dividends, and limitations on officer's salaries as negotiated by and between Borrower and Bank.

CONDITIONS PRECEDENT TO LENDING:

         o The completion of a successful public offering of the Borrower's common stock, yielding at least $17,000,000 in proceeds, of which 40% will be distributed to Odetics, Inc., as repayment on intercompany debt;

         o Evidence, satisfactory to Bank, of the perfection of all security interests granted to Bank.

         o       Completion of documentation.

ATL Products, Inc.
December 19, 1996
Page 3




CONFIDENTIALITY:

This letter is provided solely for your information and is delivered to you with the understanding that neither it, nor its substance, shall be disclosed to any third person, except those who are in confidential relationship to you, or where the same is required by law.

Please indicate your acceptance of this commitment by executing the enclosed copy of this letter and return it to us prior to January 31, 1997, at which time this commitment will expire unless accepted or extended by Imperial Bank in writing. In any event, funding of the facility discussed in this commitment letter shall occur on or before June 30, 1997, at which time this commitment will expire.

Sincerely,

/s/ Tony Vedova                                   /s/ Caroline Harkins
--------------------------                        ----------------------------
J. Tony Vedova                                    Caroline Harkins
Vice President                                    Regional Vice President


ACCEPTED AND AGREED TO:

ATL Products, Inc.


By:    /s/ Gregory A. Miner, CFO
       ----------------------------
Date:  12/19/96
       ----------------------------